Exhibit 23.3

                               ENGINEER'S CONSENT


We consent the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1993, 1994, 1995, 1996 and 1997, incorporated herein by reference.



                                   /s/  LAROCHE PETROLEUM CONSULTANTS, LTD.



November 6, 1998

                                     II-10